Exhibit 10.6 LOCK-UP AGREEMENT THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of November 4, 2026, by and between Enhanced Group Inc., a Texas corporation (“Enhanced”), and the undersigned holder (the “Holder”). A. Enhanced and the Holder have entered into that certain Exchange Agreement, dated as of November 4, 2026 (as amended, supplemented, restated or otherwise modified from time to time, the “Exchange Agreement”), pursuant to which, among other things, the Holder will transfer its DEAG Shares to Enhanced in exchange for shares of Enhanced Class A Common Stock (the “Share Exchange”). Enhanced has entered into, or expects to enter into, one or more separate exchange agreements with other holders of DEAG Shares, and is entering into a separate lock-up agreement in substantially the form of this Agreement with each such holder in respect of the shares of Enhanced Class A Common Stock issued to it. Capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Exchange Agreement. B. Pursuant to the Exchange Agreement, the Holder will receive shares of Enhanced Class A Common Stock as consideration for the Share Exchange. C. As a condition to, and in consideration of, the consummation of the Share Exchange, the Holder has agreed to be bound by the transfer restrictions set forth in this Agreement with respect to the Lock-Up Shares. NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows: 1. Lock-Up. (a) Restriction. Except as otherwise expressly permitted by Section 2 (Permitted Transfers) (including the call option, forward sale and other arrangements permitted by Section 2(h)) or by the company waiver and consent rights set forth in this Agreement, during the applicable Lock-Up Period (as defined below), the Holder agrees that it, he or she will not offer, sell, pledge, contract to sell or otherwise dispose of, directly or indirectly, any of the applicable Lock-Up Shares (as defined below), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to the Lock-Up Shares. (b) Short Sales. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). (c) Staggered Release. The Lock-Up Shares shall be subject to the restrictions set forth herein as follows:

2 (i) One-third of the Lock-Up Shares (the “First Tranche”) shall be restricted until the First Lock-Up Date, one-third of the Lock-Up Shares (the “Second Tranche”) shall be restricted until the Second Lock-Up Date, and one-third of the Lock-Up Shares (the “Third Tranche”) shall be restricted until the Third Lock-Up Date; provided, that each Tranche of the Lock-Up Shares will be released from the restrictions set forth in this Agreement, subject to applicable securities laws, on the earlier of (x) the open of trading on the Trading Day immediately following the date on which the Performance Threshold applicable to such Tranche is satisfied, or (y) the date on which Enhanced consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction that has been approved or recommended by Enhanced’s board of directors and that results in all of Enhanced’s stockholders having the right to exchange their shares of Enhanced Class A Common Stock for cash, securities or other property. (ii) The term “First Lock-Up Date” means the date that is six (6) months after the Closing Date; the term “Second Lock-Up Date” means the date that is nine (9) months after the Closing Date; and the term “Third Lock-Up Date” means the date that is twelve (12) months after the Closing Date. The term “Lock-Up Period” means, with respect to each Tranche, the period commencing on the Closing Date and ending on the First Lock-Up Date, the Second Lock-Up Date or the Third Lock-Up Date, as applicable to such Tranche. (iii) The “Performance Threshold” for a Tranche shall be deemed satisfied on the tenth (10th) Qualifying Trading Day for such Tranche occurring within any period of thirty (30) consecutive Trading Days following the Closing Date. A “Qualifying Trading Day” for a Tranche means a Trading Day on which the VWAP of the Enhanced Class A Common Stock on the New York Stock Exchange (or any other national securities exchange on which the Enhanced Class A Common Stock is then listed) equals or exceeds the applicable threshold for such Tranche (such Qualifying Trading Days need not be consecutive). The applicable threshold is: for the First Tranche, a price per share equal to two hundred percent (200%) of the Reference Price (an increase of +100% over the Reference Price); for the Second Tranche, a price per share equal to two hundred fifty percent (250%) of the Reference Price (an increase of +150% over the Reference Price); and for the Third Tranche, a price per share equal to three hundred percent (300%) of the Reference Price (an increase of +200% over the Reference Price). (iv) For purposes of this Agreement, “VWAP” means, for any date, the daily volume weighted average price of the Enhanced Class A Common Stock for such date (or the nearest preceding date) on the trading market on which the Enhanced Class A Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), and “Trading Day” means any day on which the Enhanced Class A Common Stock is traded on the principal national securities exchange on which it is then listed. (v) For purposes of this Agreement, “Reference Price” means the per share purchase price of the Enhanced Class A Common Stock in the Concurrent PIPE, as equitably adjusted for any stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change affecting the Enhanced Class A Common Stock after the date on which such price is fixed.

3 (vi) Notwithstanding anything to the contrary in this Section 1, all Lock- Up Shares then remaining subject to the restrictions set forth in this Agreement shall be automatically released from such restrictions, subject to applicable securities laws, upon the twelve (12) month anniversary of the Closing Date, irrespective of whether any Performance Threshold has been satisfied. (vii) Notwithstanding anything to the contrary in this Section 1, solely if and for so long as the Holder is B72 Ventures GmbH (or any of its permitted transferees under Section 2 that hold Lock-Up Shares), all Lock-Up Shares then remaining subject to the restrictions set forth in this Agreement shall be automatically released from such restrictions, subject to applicable securities laws, effective upon the closing of a bona fide equity financing by Enhanced, whether in a single transaction or a series of related transactions, that (A) results in aggregate gross proceeds to Enhanced of at least $50,000,000, and (B) is consummated at a price per share of the equity securities so issued and sold equal to or exceeding two hundred percent (200%) of the Reference Price. Enhanced shall deliver a Release Notice in respect of any release under this clause in accordance with Section 1(c)(viii). (viii) Promptly, and in any event within one (1) Business Day, after any Tranche of Lock-Up Shares (or all Lock-Up Shares) is released from the restrictions set forth in this Agreement (whether upon satisfaction of the applicable Performance Threshold, the occurrence of a transaction described in clause (y) above, a release pursuant to clause (vii), or the twelve (12) month anniversary of the Closing Date), Enhanced shall deliver written notice of such release (a “Release Notice”) to the Holder and to the Transfer Agent, confirming the Tranche or Lock-Up Shares so released and the effective date of such release. For the avoidance of doubt, Enhanced shall instruct the Transfer Agent to remove any restrictive legend from any Tranche of Lock-Up Shares when released from the restrictions set forth in this Agreement as promptly as practicable. (ix) For the avoidance of doubt, (x) the Holder shall retain all of its rights as a stockholder of Enhanced during the Lock-Up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Lock-Up Shares, (y) the restrictions contained in this Section 1 shall not apply to any shares of Enhanced Class A Common Stock or other securities of Enhanced held or acquired by the Holder in open-market transactions or in any public or private capital-raising transaction of Enhanced before or after the Share Exchange, in each case other than the Lock-Up Shares, and (z) the restrictions set forth in this Agreement are in addition to, and not in limitation of, any other transfer or lock-up restrictions to which the Holder may be subject, including under any Transaction Support Agreement or similar agreement with Enhanced.Lock-Up SharesFor purposes of this Agreement, “Lock-Up Shares” means the shares of Enhanced Class A Common Stock issued to the Holder as consideration pursuant to the Share Exchange; provided, that the Lock-Up Shares shall not include any shares of Enhanced Class A Common Stock or other securities of Enhanced held by the Holder before or after the Share Exchange, including any shares of Enhanced Class A Common Stock or other securities of Enhanced acquired by the Holder in open-market transactions before or after the Closing or in any public or private capital-raising transaction of Enhanced. 2. Permitted Transfers.

4 Notwithstanding the restrictions set forth in Section 1, and subject to the conditions below, the Holder may transfer Lock-Up Shares in connection with: (a) transfers or distributions to the Holder’s officers, directors, members, partners or any current or future direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), or to any equityholder (including any shareholder, member or partner) of the Holder, or to any investment fund, feeder funds, parallel funds, alternative investment vehicles, co-investment vehicles, managed accounts, special purpose vehicles, management entities or other entity that controls, is controlled by, or is under common control with the Holder, or that is managed by the same manager, managing member, general partner or management company as the Holder, or that shares a common investment adviser with the Holder; (b) transfers to a family trust, controlled entity or other estate-planning vehicle the beneficiary of which is the Holder or a member of the Holder’s immediate family; (c) transfers by bona fide gift to a member of the Holder’s immediate family; (d) transfers by virtue of the laws of descent and distribution upon the death of the Holder; (e) transfers pursuant to a qualified domestic relations order; (f) transfers pursuant to a bona fide third-party tender offer, merger, stock sale, recapitalization, consolidation or other similar transaction made to all holders of Enhanced Class A Common Stock involving a change of control of Enhanced following the Closing that has been approved or recommended by Enhanced’s board of directors, provided that in the event that such transaction is not completed, the Lock-Up Shares shall remain subject to this Agreement, and provided further that “change of control” means the consummation of any such transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than Enhanced, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of Enhanced; (g) any pledge, hypothecation or grant of a security interest in Lock-Up Shares in a bona fide transaction to a bona fide third party as collateral or security for any margin loan or other loan, advance or extension of credit, or, upon foreclosure on such Lock-Up Shares, the transfer of the pledged or hypothecated Lock-Up Shares, provided that any filing under Section 13 or Section 16 of the Exchange Act shall clearly indicate that the filing relates to the circumstances described in this clause and no other public filing or announcement shall be made voluntarily during the applicable Lock-Up Period in connection with such pledge or transfer; (h) entry into any call option agreement, forward sale or other sale arrangement, provided that exercise or delivery of the applicable Lock-Up Shares does not occur prior to the expiration of the applicable Lock-Up Period; and (i) transfers made with the prior written consent of Enhanced. In addition, notwithstanding anything to the contrary in this Agreement, the Holder may enter into a written

5 trading plan established pursuant to Rule 10b5-1 under the Exchange Act (a “Rule 10b5-1 Plan”) during the applicable Lock-Up Period, provided that no sales or other dispositions of Lock-Up Shares may be effected under such plan during the applicable Lock-Up Period, neither Enhanced nor the Holder will voluntarily report the establishment of such Rule 10b5-1 Plan during the applicable Lock-Up Period, and any required filing regarding such plan shall indicate that no sales of Lock-Up Shares are permitted thereunder during the applicable Lock-Up Period. Any transfer or distribution pursuant to clause (a) may be exercised by the Holder in its sole discretion without the consent of Enhanced. It shall be a condition to any transfer or distribution pursuant to clauses (a) through (e) above that (i) the transferee or donee execute and deliver to Enhanced a joinder to this Agreement, or a lock-up agreement in substantially the form of this Agreement, agreeing to be bound by the terms of this Agreement (including the restrictions set forth in Section 1) to the same extent as if the transferee or donee were a party hereto with respect to the Lock-Up Shares so transferred for the remaining duration of the applicable Lock-Up Period, (ii) such transfer or distribution is not for value, and (iii) no party shall be required by law to, and each party shall agree not to, voluntarily make any public filing or announcement of the transfer or disposition during the applicable Lock-Up Period. Any transfer or attempted transfer of Lock-Up Shares in violation of this Agreement shall, to the fullest extent permitted by applicable law, be null and void ab initio. 3. Company Waiver. Enhanced may, at any time and from time to time, in its sole discretion, waive or release some or all of the Lock-Up Shares from the restrictions set forth in this Agreement; provided, that any waiver, release or consent to transfer for the benefit of Apeiron Investment Group Ltd. or any of its affiliates shall require the prior approval of the Audit Committee or the disinterested directors of Enhanced’s board of directors. 4. Concurrent PIPE Investors. For the avoidance of doubt, the restrictions set forth in this Agreement apply only to the Lock-Up Shares. The investors in the Concurrent PIPE, in their capacity as such, and the shares of Enhanced Class A Common Stock purchased by them in the Concurrent PIPE, shall not be subject to the restrictions set forth in this Agreement unless otherwise separately agreed in writing by such investor. 5. Custody; Transfer Agent; Legends. During the applicable Lock-Up Period, the Lock-Up Shares shall be held in book- entry form by Computershare Trust Company, N.A., in its capacity as Enhanced’s transfer agent (the “Transfer Agent”), or such other transfer agent as Enhanced may engage from time to time. Enhanced may, and may instruct the Transfer Agent to, (a) place a restrictive legend or notation on the Lock-Up Shares referencing the restrictions set forth in this Agreement, and (b) impose stop-transfer instructions with respect to the Lock-Up Shares, in each case for so long as, and only to the extent that, such Lock-Up Shares remain subject to the restrictions set forth in this Agreement. Promptly, and in any event within one (1) Business Day, following delivery of the applicable Release Notice in accordance with Section 1(c), Enhanced shall cause the applicable

6 restrictive legend, notation and stop-transfer instructions to be removed with respect to such released Lock-Up Shares, subject to compliance with applicable securities laws. 6. Representations and Warranties. Each of the parties hereto, by its respective execution and delivery of this Agreement, hereby represents and warrants to the other that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and by general equitable principles, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound. 7. Termination. This Agreement shall be binding upon the Holder upon the Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, this Agreement shall terminate (a) by written agreement of the parties hereto, or (b) in the event that the Exchange Agreement is terminated in accordance with its terms prior to the Closing. Upon termination of this Agreement, all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect. 8. Notices. Any notices required or permitted to be sent hereunder shall be in writing and shall be deemed given in accordance with the notice provisions of the Exchange Agreement, addressed, if to Enhanced, to the address for notices to Enhanced set forth in the Exchange Agreement, and, if to the Holder, to the address set forth on the Holder’s signature page hereto. 9. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement. 10. Counterparts. This Agreement may be executed by facsimile, email or other electronic transmission and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same agreement. 11. Successors and Assigns.

7 This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and permitted assigns of the parties hereto. The Holder acknowledges and agrees that this Agreement is entered into for the benefit of, and is enforceable by, Enhanced and its successors and assigns. 12. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto. 13. Amendment. This Agreement may be amended or modified only by a written agreement executed by each of the parties hereto. 14. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement. 15. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or suit between the parties arising out of or relating to this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of Texas; and (b) each of the parties irrevocably waives the right to trial by jury. 16. Controlling Agreement. To the extent the terms of this Agreement directly conflict with a provision of the Exchange Agreement with respect to the restrictions on transfer of the Lock-Up Shares, the terms of this Agreement shall control. 17. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

8 [Signature Pages Follow]

ENHANCED: ENHANCED GROUP INC. By: Name: Maximilian Martin Title: Chief Executive Officer HOLDER: (Name of Holder) By: Name: Title: Address for notices: Email: Number of DEAG Shares exchanged: